UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: July 27, 2004
                        (Date of earliest event reported)


                            -------------------------



                      TRANSACTION SYSTEMS ARCHITECTS, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                   0-25346                     47-0772104
(State or other jurisdiction       (Commission                (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)


                             224 South 108th Avenue,
                              Omaha, Nebraska 68154
          (Address of principal executive offices, including zip code)


                                 (402) 334-5101
              (Registrant's telephone number, including area code)


                            -------------------------

 Item 7.  Financial Statements and Exhibits.

       (c)   Exhibits.

       Exhibit
       Number     Description

         99.1 Transcript of quarterly financial performance teleconference and web cast, held on July 27, 2004.


Item 12.  Results of Operations and Financial Condition.

     On July 27, 2004, Transaction Systems Architects, Inc. held a teleconference and web cast discussing its financial performance for the quarterly period ending June 30, 2004. A copy of the teleconference/web cast transcript is attached hereto as Exhibit 99.1.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        TRANSACTION SYSTEMS ARCHITECTS, INC.


 Date: August 2, 2004                   By:       /s/ David R. Bankhead
                                           -------------------------------------
                                                    David R. Bankhead
                                                  Senior Vice President,
                                           Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX

  Exhibit
  Number      Description

    99.1 Transcript of quarterly financial performance teleconference and web cast, held on July 27, 2004.